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Exhibit 10.51

FIRST AMENDMENT TO LOAN AGREEMENT

        THIS FIRST AMENDMENT TO LOAN AGREEMENT (herein called the "Amendment") made as of July 28, 2009 by and between CLEAN ENERGY, a California corporation (the "Lender") and Dallas Clean Energy, LLC., a Delaware limited liability company (formerly CE Dallas Renewables LLC) (the "Borrower").

W I T N E S S E T H:

        WHEREAS, the Borrower and Lender entered into that certain Loan Agreement dated as of August 15, 2008 (as amended, supplemented, or restated to the date hereof, the "Original Loan Agreement"), for the purpose and consideration therein expressed, whereby Lender became obligated to make loans to the Borrower as therein provided; and

        WHEREAS, the Borrower and Lender desire to amend the Original Loan Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Loan Agreement, in consideration of the loans which may hereafter be made by Lender to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

        § 1.1.    Terms Defined in the Original Loan Agreement.    Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Loan Agreement shall have the same meanings whenever used in this Amendment.

        § 1.2.    Other Defined Terms.    Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

        "Amendment" means this First Amendment to Original Loan Agreement.

        "Loan Agreement" means the Original Loan Agreement as amended hereby.

ARTICLE II.

AMENDMENTS TO ORIGINAL LOAN AGREEMENT

        § 2.1.    Recitals.    Section D of the Original Loan Agreement is hereby amended in its entirety to read as follows:

          "In order to fund certain capital improvements to be made in connection with the process of repairing, improving, expanding and operating the Project or to provide capital for other uses as Lender may consent to in its sole discretion, Borrower has requested that Lender provide secured financing to Borrower in an aggregate principal amount of up to $14,000,000."

        § 2.2.    Repayment Terms.    Section 1.1(c) of the Original Loan Agreement is hereby amended in its entirety to read as follows:

          "Lender shall have received evidence from Borrower, in form and substance satisfactory to Lender, that Borrower will use the proceeds of each requested Loan for capital improvements identified on Schedule 1.1, prior expenditures for the drilling and installation of gas collection wells, such other capital expenditures, working capital or other uses (including repayment of principal due under this Agreement) as Lender may consent to in its sole discretion."

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

        § 3.1.    Effective Date.    This Amendment shall become effective as of the date first above written when and only when:

          (a)   Lender shall have received all of the following, at Lender's office, duly executed and delivered and in form and substance satisfactory to Lender, all of the following:

            (i)    the Amendment; and

            (ii)   such other supporting documents as Lender may reasonably request.

          (b)   The Borrower shall have paid all other fees and reimbursements to be paid to Lender pursuant to the Original Loan Agreement or otherwise due Lender including fees and disbursements of Lender's attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

        § 4.1.    Representations and Warranties of the Borrower.    In order to induce Lender to enter into this Amendment, the Borrower represents and warrants to Lender that:

          (a)   The representations and warranties contained in Article 5 of the Original Loan Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of Loan under the Original Loan Agreement.

          (b)   Such Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Original Loan Agreement. Such Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower.

          (c)   The execution and delivery by such Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of such Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by such Borrower of this Amendment or to consummate the transactions contemplated hereby.

          (d)   When duly executed and delivered, each of this Amendment and the Original Loan Agreement will be a legal and binding obligation of the Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

ARTICLE V.

MISCELLANEOUS

        § 5.1.    Ratification of Agreements.    The Original Loan Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan document shall be deemed to be a reference to the Original Loan Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Original Loan Agreement or any other Loan document nor constitute a waiver of any provision of the Original Loan Agreement or any other Loan document.

        § 5.2.    Survival of Agreements.    All representations, warranties, covenants and agreements of each Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Borrower hereunder or under the Loan Agreement to Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Borrower under this Amendment and under the Loan Agreement.

        § 5.3.    Governing Law.    This Amendment shall be governed by and construed in accordance the laws of the State of California and any applicable laws of the United States of America in all respects, including construction, validity and performance.

        § 5.4.    Counterparts; Fax.    This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

        § 5.5.    Confirmation of Draw and Concurrent Repayment.    Lender and Borrower hereby confirm the request by Borrower and approval by Lender of a Loan under the Agreement, as hereby amended, in the principal amount of $2,800,000 to be made on or before July 31, 2009 and to be immediately repaid by Borrower to Lender. The receipt and repayment of such Loan by Borrower shall, in addition to other Loans borrowed by Borrower under the Agreement, decrease the remaining principal amount available to Borrower under the Agreement by such $2,800,000.

        THIS AMENDMENT AND THE ORIGINAL LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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        IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

DALLAS CLEAN ENERGY, LLC, as a Borrower
By:	/s/ EVAN G. WILLIAMS
	Name:	Evan G. Williams

	Title:	Manager

CLEAN ENERGY, as the Lender
By:	/s/ MITCHELL W. PRATT
	Name:	Mitchell W. Pratt

	Title:	SVP & Corporate Secretary

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FIRST AMENDMENT TO LOAN AGREEMENT